SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549-1004

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2004


                              The Finx Group, Inc.
       (Exact name of small business issuer as specified in its charter)


                         Commission File Number: 0-9940

           Delaware                                   13-2854686
(State or other jurisdiction of          (IRS Employer Identification Number)
 incorporation or organization)

        21634 Club Villa Terrace                                  33433
(Address of Principal Executive Offices)                        (Zip Code)


                                 (561) 447-6612
              (Registrant's telephone number, including area code)

                                 Not Applicable
             (Former name or address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

99.1  Press release dated July 7, 2004.

Item 9.  Regulation FD Disclosure

On July 7, 2004, The Finx Group, Inc. issued a press release relating to a reported sale of the patent covering the GIL-2001 security portal and related distribution rights. A copy of the press release is attached hereto as Exhibit 99.1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      The Finx Group, Inc.


Date:  July 12, 2004                  By: /S/Lewis S. Schiller
                                          ------------------------
                                          Lewis S. Schiller
                                          President and Chief Executive Officer


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                                                                   Exhibit 99.1

               FINX GROUP ANNOUNCES REPORTED TRANSFER BY SUPPLIER
                OF PATENT AND DISTRIBUTION RIGHTS TO THIRD PARTY

July 7, 2004. Boca Raton, FL; Lewis S. Schiller, Chairman/CEO of the Finx Group, Inc., (OTCBB: FXGP) announced today that it has become aware of the announcement by DataWorld Solutions, Inc., (OTCBB: DWLD) stating that DataWorld has acquired the patent covering the GIL-2001 security portal and the exclusive rights to distribute the security portal.

Mr. Schiller said "Finx' wholly-owned subsidiary, Secured Portal. Inc., has exclusive distribution rights to the security portals in major markets groups, including United States government agencies and banking, defense and other potential commercial users. We have advised DataWorld of our rights and are prepared to take necessary legal action to enforce our rights if it should become necessary."

Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about Finx' business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including Finx' financial condition, the uncertainties of litigation and other factors described above and discussed from time to time in Finx' filings with the Securities and Exchange Commission, including the Risk Factors and the Management's Discussion and Analysis of Financial Conditions and Results of Operations in the Form 10-K for the year ended December 31, 2003 and the Form 10-Q for the quarter ended March 31, 2004. In addition, such statements could be affected by general industry and market conditions and growth rates, and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and Finx does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Contact::

Lewis S. Schiller, CEO
561.447.6612
lschiller@aol.com


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